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                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                JANUARY 16, 2002

                         COMMISSION FILE NUMBER: 0-23256

                               JAMESON INNS, INC.



           Georgia
 (State or other Jurisdiction                            58-2079583
of Incorporated or Organization)                      (I.R.S. employer
    8 Perimeter Center East                          identification no.)
         Suite 8050                                    770-901-9020
     Atlanta, GA 30346                            (Registrant's Telephone
   (Address of Principal                         Number Including area code)
    Executive Offices)
       (Zip Code)

ITEM 5.  OTHER EVENTS

On January 14, 2002, Jameson Inns, Inc. issued a press release announcing the allocation of dividends on its common stock, Series A Preferred Shares and Series S Preferred shares for the year ended December 31, 2001. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press Release Announcing 2001 Dividend Allocations

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                                       JAMESON INNS, INC.
Dated as of January 16, 2002
                                       By: /s/ Craig R. Kitchin
                                       -----------------------------------------
                                           Craig R Kitchin

                                       Its:  President & Chief Financial Officer